SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2002


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

              Georgia                                    58-2213805
  (State or other jurisdiction of               (IRS Employer Identification
           incorporation)                                   No.)




           2300 Windy Ridge Parkway
               Suite 100 North
               Atlanta, Georgia                               30339-8426
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On September 20, 2002, PRG-Schultz International, Inc. ("PRG-Schultz") exercised one of its options to purchase approximately 1.45 million shares of its common stock from an affiliate of Howard Schultz, a director of PRG-Schultz. The aggregate purchase price of the shares purchased was approximately $12.68 million, or $8.72 per share plus accretion of 8% per annum from the August 27, 2002 option issuance date. The option purchase price was funded through borrowings under PRG-Schultz's senior bank credit facility. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated September 20, 2002, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated September 20, 2002






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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRG-SCHULTZ INTERNATIONAL, INC.



Date: September 24, 2002            By: /s/ Clinton McKellar, Jr.
                                        ----------------------------------------
                                        Clinton McKellar, Jr., Senior Vice
                                        President, General Counsel and Secretary




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
                                  EXHIBIT INDEX



Exhibit Number     Description                                       Page
--------------     -----------                                       ----

99.1               Press Release dated September 20, 2002              5








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